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                                                                   EXHIBIT 10.15



                          WAIVER, SECOND AMENDMENT AND
                             MODIFICATION AGREEMENT


      THIS WAIVER, SECOND AMENDMENT AND MODIFICATION AGREEMENT is dated as of the 30th day of September, 1997 by and among GREAT AMERICAN LIFE INSURANCE COMPANY (the "Lender") and MERITAGE HOSPITALITY GROUP INC. ("MHG"), ST. CLAIR INN, INC. ("SCI"), GRAND HARBOR RESORT INC. ("GH Resort"), THOMAS EDISON INN, INCORPORATED ("TEI"), MHG FOOD SERVICE INC. ("Food Service"), GRAND HARBOR YACHT CLUB INC. ("GH Yacht Club") (MHG, SCI, GH Resort, TEI, Food Service and GH Yacht Club are collectively referred to as the "Obligors").

                                   WITNESSETH:

      WHEREAS, the Lender and the Obligors are parties to a Loan Agreement dated November 26, 1996, as amended by Amendment No. 1 dated as of May 23, 1997 (collectively the "Loan Agreement") pursuant to which the Lender has made Three
(3) loans to the Obligors in the original principal amounts of Fourteen Million and 00/100 Dollars ($14,000,000.00), Five Million Two Hundred Fifty Thousand and 00/100 Dollars ($5,250,000.00) and Eight Hundred Seventy-Five Thousand and 00/100 Dollars ($875,000.00); and

      WHEREAS, the Obligors have requested and the Lender has agreed to amend the Loan Agreement and Promissory Notes pursuant to which the above-referenced loans were made.

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

      1. Waiver of Financial Covenants. As of August 31, 1997, Lender hereby waives compliance with the covenants set forth in Sections 4.2(d) and 4.2(e)(i) and (ii) of the Loan Agreement until December 31, 1998. MHG hereby covenants that it shall comply with Sections 4.2(d) and 4.2(e)(i) and (ii) commencing February 28, 1999. This waiver applies only to Sections 4.2(d) and 4.2(e)(i) and
(ii) of the Loan Agreement for the periods referenced above and does not otherwise modify or waive any other covenant or agreement contained in the Loan Agreement.

      2. Amendment to Loan Agreement. Section 2.6 is hereby amended in its entirety to read as follows:

         a) The initial Release Price for the Thomas Edison Inn will be Nine Million Four Hundred Eight Thousand and 00/100 Dollars ($9,408,000), the initial Release Price for the St. Clair Inn will be Four Million Thirty-Two Thousand and 00/100 Dollars ($4,032,000) and the initial Release Price for the Grand Harbor Resort (formerly Grand Haven Holiday
      Inn) will be Three Million Three Hundred Sixty Thousand and 00/100 Dollars ($3,360,000). The Lender shall have the right to adjust the Release Prices between the Hotel Properties on an annual basis so long as the aggregate Release Prices do not exceed One Hundred Twenty Percent (120%) of the
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      unpaid principal balance of Loan I, and in the Lender's sole and reasonable discretion, the Release Price for each Hotel Property is based upon the estimated fair market value of each property compared to the total estimated fair market value of all of the Hotel Properties.

         b) In the event the Lender, in its sole and absolute discretion, agrees to the sale and release of any Hotel Property for less than the Release Price set forth above, thereafter, any amounts received by Lender as prepayments to the Loans shall be applied first to pay the difference between the actual sales price and Release Price for such property (the "Shortfall") until such Shortfall is paid in full. Any proceeds remaining, after payment in full of the Shortfall, shall be applied in accordance with the terms of the Loan Agreement.

      3. Amendment to $14,000,000 Note. Effective as of the date hereof, the third paragraph of the Promissory Note relating to the Fourteen Million and 00/100 Dollars ($14,000,000.00) Loan is hereby amended and restated, in its entirety, as follows:

         FOR VALUE RECEIVED, the undersigned, jointly and severally, hereby promises to pay to the order of Lender the principal sum of Fourteen Million and 00/100 Dollars ($14,000,000.00), together with interest at the annual rate of Eleven and One-Quarter Percent (11.25%) effective as of November 1, 1997; provided, however, in the event and during the continuation of a violation by the Borrowers of certain financial covenants contained in the Loan Agreement such interest rate shall be increased as provided in Section 2.5 of the Loan Agreement. Commencing on January 1, 1997, the undersigned shall pay the Lender principal and interest payments of One Hundred Thirty-Seven Thousand Eight Hundred Ninety-Seven and 42/100 Dollars ($137,897.42) and shall continue to pay such amount on the first day of each month thereafter through and including September 1, 1997. No payments shall be required to be made on October 1, 1997, November 1, 1997 or December 1, 1997 and accrued interest which would otherwise have been due and payable on such dates shall be capitalized and added to the outstanding principal due hereunder as of October 1, 1997, November 1, 1997 or December 1, 1997, as the case may be when such accrued interest was otherwise due and payable. Commencing on January 1, 1998, the undersigned shall pay to the Lender principal and interest payments of One Hundred Fifty-One Thousand One Hundred Eighty-Five and 22/100 Dollars ($151,185.22) and shall continue to pay such amount on the first day of each month thereafter until December 1, 2003 when the entire remaining unpaid principal balance and all accrued and unpaid interest shall be due and payable.

      4. Amendment to $5,250,000 Note. Effective as of the date hereof, the third paragraph of the Promissory Note relating to the Five Million Two Hundred Fifty Thousand and 00/100 Dollars ($5,250,000.00) Loan is hereby amended and restated, in its entirety, as follows:
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         FOR VALUE RECEIVED, the undersigned, jointly and severally, hereby promises to pay to the order of Lender the principal sum of Five Million Two Hundred Fifty Thousand and 00/100 Dollars ($5,250,000.00), together with interest at the annual rate equal to Eight Percent (8%) in excess of the rate of interest announced from time to time by The Provident Bank, Cincinnati, Ohio, as its prime rate ("Prime Rate"); provided, however, in the event and during the continuation of a violation by the Borrowers of certain financial covenants contained in the Loan Agreement, such interest rate shall be increased as provided in Section 2.5 of the Loan Agreement. A rate based on the Prime Rate will change each time and as of the date the Prime Rate changes. Interest only shall be due and payable monthly in arrears on the first day of each month commencing on January 1, 1997 and continuing on the first day of each month thereafter through and including September 1, 1997. No payments will be required on October 1, 1997, November 1, 1997 or December 1, 1997 and accrued interest which would otherwise have been due and payable on such dates shall be capitalized and added to the outstanding principal due hereunder as of October 1, 1997, November 1, 1997 or December 1, 1997, as the case may be when such accrued interest was otherwise due and payable. Payments of accrued interest plus principal payments of Fifty Thousand and 00/100 Dollars ($50,000.00) shall be due and payable on the first day of each month commencing on January 1, 1998 and continuing on the same day of each month thereafter through and including March 1, 1998 and thereafter payments of accrued interest plus principal payments of One Hundred Thousand and 00/100 Dollars ($100,000.00) shall be due and payable on the first day of each month commencing on April 1, 1998 until June 1, 2002 ("Maturity Date") when the entire remaining unpaid principal balance and all accrued and unpaid interest shall be due and payable.

      5. Amendment to $875,000 Note. Effective as of the date hereof, the third paragraph of the Promissory Note relating to the Eight Hundred Seventy-Five Thousand and 00/100 Dollars ($875,000.00) Loan is hereby amended and restated, in its entirety, as follows:

         FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of Lender the principal sum of Eight Hundred Seventy-Five Thousand and 00/100 Dollars ($875,000.00), together with interest at the annual rate equal to Eleven and One-Quarter Percent (11.25%) effective November 1, 1997; provided, however, in the event and during the continuation of a violation by the Obligors of certain financial covenants contained in the Loan Agreement, such interest rate shall be increased as provided in
      Section 2.3 of the Loan Agreement. Interest only shall be due and payable monthly in arrears on the first day of each month commencing on July 1, 1997 and continuing on the first day of each month thereafter (excepting October 1, 1997, November 1, 1997 and December 1, 1997 when no payments will be required and accrued interest which would otherwise have been due and payable on such dates shall be capitalized and added to the outstanding principal due hereunder as of October 1, 1997, November 1, 1997 or December 1, 1997, as the
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      case may be when such accrued interest was otherwise due and payable)
      through and including September 1, 2000. The entire outstanding principal balance due hereunder, unless earlier prepaid in accordance with the terms hereof, shall be due and payable, together with all accrued and unpaid interest, on September 30, 2000 (the "Maturity Date").

      6. Ratification. Except as amended and modified hereby, the terms of the Loan Agreement and the Promissory Notes referred to above are hereby ratified and confirmed as of this date.

      IN WITNESS WHEREOF, the parties hereto have executed this Waiver, Second Amendment and Modification Agreement as of the day and year first above written.

WITNESSES:                              GREAT AMERICAN LIFE INSURANCE
                                             COMPANY


/s/ Gail T. King                        BY: /s/ Mark F. Muething
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/s/ Roberta J. Hines
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/s/ James R. Saalfeld                   MERITAGE HOSPITALITY GROUP INC.
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/s/ Tami Sue Galinis                    BY: /s/ Christopher B. Hewett, President
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/s/ James R. Saalfeld                   St. CLAIR INN, INC.
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/s/ Tami Sue Galinis                    BY: /s/ Christopher B. Hewett, President
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/s/ James R. Saalfeld                   GRAND HARBOR RESORT INC.
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/s/ Tami Sue Galinis                    BY: /s/ Christopher B. Hewett, President
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/s/ James R. Saalfeld                   THOMAS EDISON INN, INCORPORATED
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/s/ Tami Sue Galinis                    BY: /s/ Christopher B. Hewett, President
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/s/ James R. Saalfeld                   MHG FOOD SERVICE INC.
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/s/ Tami Sue Galinis                    BY: /s/ Christopher B. Hewett, President
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/s/ James R. Saalfeld                   GRAND HARBOR YACHT CLUB INC.
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/s/ Tami Sue Galinis                    BY: /s/ Christopher B. Hewett, President
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